The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account E
                               The American Legacy

              Supplement to the Statement of Additional Information
                                Dated May 1, 2007


This Supplement contains a correction to information in the Statement of Additional Information ("SAI") that is available in connection with The American Legacy variable annuity prospectus. No action is required on your part.

Lincoln National Variable Annuity Account E is the separate account that supports the investments of The American Legacy variable annuity. All references to Lincoln National Variable Annuity Account H in the May 1, 2007 SAI are incorrect and should be replaced with Lincoln National Variable Annuity
Account E.


                Please retain this Supplement for your reference.